UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2025
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5260 California Avenue		92617
Irvine, California
(Address of principal executive offices)		(Zip Code)

(949)	231-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	SWKS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were asked to consider and vote on five proposals that are described in the Proxy Statement. The results of the voting on each of those proposals were as follows:

1. The Company’s stockholders elected each of Alan S. Batey, Kevin L. Beebe, Philip G. Brace, Eric J. Guerin, Christine King, Suzanne E. McBride, David P. McGlade, Robert A. Schriesheim, and Maryann Turcke to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

The voting results with respect to each director elected at the Annual Meeting are set forth in the following table:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Alan S. Batey	119,357,016	1,011,880	179,444	13,592,325
Kevin L. Beebe	109,765,130	10,597,915	185,295	13,592,325
Philip G. Brace	118,343,237	2,024,103	181,000	13,592,325
Eric J. Guerin	119,865,459	472,004	210,877	13,592,325
Christine King	113,789,103	6,550,718	208,519	13,592,325
Suzanne E. McBride	118,532,332	1,754,476	261,532	13,592,325
David P. McGlade	113,123,763	7,236,295	188,282	13,592,325
Robert A. Schriesheim	114,808,223	5,551,842	188,275	13,592,325
Maryann Turcke	118,436,899	1,843,142	268,299	13,592,325

2. The Company’s stockholders ratified the selection by the Company’s Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
122,667,571	7,959,671	3,513,423	0

3. The Company’s stockholders voted to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
109,555,560	10,622,778	370,002	13,592,325

4. The Company’s stockholders voted to approve a stockholder proposal regarding simple majority vote.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
117,507,516	1,398,978	956,181	13,592,325

5. The Company’s stockholders did not approve a stockholder proposal regarding disclosure of Scope 3 greenhouse gas emissions.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
26,253,902	93,854,715	439,723	13,592,325

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

May 16, 2025	By:	/s/ Robert J. Terry
	Name:	Robert J. Terry
	Title:	Senior Vice President, General Counsel and Secretary